Aberdeen Investment Funds

(the “Trust”)

Aberdeen Total Return Bond Fund

(the “Fund”)

Supplement dated October 5, 2021 to the Fund’s

Summary Prospectus, dated February 26, 2021, as supplemented to date (“Summary Prospectus”)

At a special meeting of the Fund’s shareholders held on September 30, 2021, shareholders of record as of the close of business on July 13, 2021 approved the reorganization (the “Reorganization”) of the Fund into Aberdeen Global Absolute Return Strategies Fund (the “Acquiring Fund”), a series of Aberdeen Funds, a Delaware statutory trust. Each shareholder of the Fund will receive, on a tax-free basis, shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. A shareholder who does not wish to become a shareholder of the Acquiring Fund may redeem shares of the Fund on or prior to October 8, 2021. The Reorganization is expected to close on or about October 8, 2021.

Please retain this Supplement for future reference.